                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) October 1, 1995





                       Corporate Asset Backed Corporation
             (EXACT NAME OR REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                              33-73666              22-3281571
(STATE OF OTHER JURISDICTION        (COMMISSION          (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)        IDENTIFICATION NO.)


    c/o PaineWebber Incorporated
    1285 Avenue of the Americas, 11th Floor
    New York, NY                                            10019
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

Registrant's telephone number, including area code: (212) 713-2841


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 1.              Changes in Control of Registrant.

                     NOT APPLICABLE.

Item 2.              Acquisition or Disposition of Assets.

                     Not Applicable.

Item 3.              Bankruptcy or Receivership.

                     Not Applicable.

Item 4.              Changes in Registrant's Certifying Accountant.

                     Not Applicable.


Item 5.              Other Events.

                     Not Applicable.

Item 6.              Resignations of Registrant's Directors.

                     Not Applicable.

Item 7.              Financial Statements, Pro-Forma Financial Information and
                     Exhibits.

                     (a)  NOT APPLICABLE.

                     (b)  NOT APPLICABLE.

                     (c)  EXHIBITS.

                     1. Trustee's Reports in respect of the following Due Dates for the following Trust Certificates, Series 94-1 issued by CABCO Trust for Texaco Capital Inc. Guaranteed Debentures relating to Texaco Capital Inc. 8-5/8% Guaranteed Debentures due April 1, 2003:

                                 Class C-3              April 1, 1996
                                 Class C-4              October 1, 1996
                                 Class C-5              April 1, 1997

      Item 8.        Change in Fiscal Year.

                     Not Applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. .

                                      STRUCTURED PRODUCT CORP.



                                      By:      /s/ Robert Glickstein
                                            -----------------------------------
                                      Name:  Robert Glickstein
                                      Title:    Vice President and Treasurer



Date:  September 11, 1997

                                  EXHIBIT INDEX



Exhibit                                                        Page


         1. Trustee's Reports in respect of the following Due Dates for the following Trust Certificates, Series 94-1 issued by CABCO Trust for Texaco Capital Inc. Guaranteed Debentures relating to Texaco Capital Inc. 8-5/8% Guaranteed Debentures due April 1, 2003:

                           Class C-3                 April 1, 1996
                           Class C-4                 October 1, 1996
                           Class C-5                 April 1, 1997